Exhibit 10.1

2. AMENDMENT MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REG. NO.	5. PROJECT NO. (if applicable)

4	See Item __C.	_XI80222

6. ISSUED BY	CODE	7. Illegible

National Institute of Environmental Health Sciences, Office of Acquisitions Branch, OM P.O. Box 12874 Research Triangle Park, NC 27709		OMB No. 0990-0115 James E. Patterson Contracting Officer, OAB, OM, NIEHS

8. NAME AND ADDRESS OF CONTRACTOR (No, Street, city, country, State and Zip Code)		(✓)	9A. AMENDMENT OF SOLICITATION NO.

Xenogen Biosciences 5 Cedar Brook Drive Cranbury, NJ 08512 (B2)			9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION CONTRACT/ORDER NO.
273-03-C-0045 CR300045
CODE	FACILITY CODE		10B. DATED (SEE ITEM 13)
07/31/02

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning _____ copies of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATE (if required)

EIN: 1311122130A2                     OC: 25.2Z                     CAN: 6-8420819, OX160221                     OBLIGATION: $348,000.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,

IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(✓)	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT, ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X	D.	OTHER (Specify type of modification and authority) FAR 1.602-1; FAR 82.217-9 Option to Extend the Term of Contract (MAR 2000): and FAR 52.212-4 (_) Contract Term and Commercial Items (FEB 2002)

E. IMPORTANT: Contractor             ☐ is not.             ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by ____ section headings, including solicitation/______ ______ matter where feasible.)

PURPOSE:	1) To exercise Option Year One of the contract; (2) to obligate funds for the option year period; (3) to revise the estimated quantity and unit costs as outlined in Section B. of the contract; (4) to incorporate the revised to statement of work (Attachment no. 1) that reflects the reduction in the scope of work; (5) to re-establish the contract Period of Performance as identified in Contract Clauses, Addendum D.; and (6) to summarize the impact on award, obligation, and expiration date.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as ________ changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER
Stephen J. McAndrew, Ph.D. Vice President, Business Development			James E. Patterson Contracting Officer

15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

BY	/s/ STEPHEN J. McANDREW, PH.D.	5/1/06	BY	JAMES E. PATTERSON	05/02/06
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

[*** CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS EXHIBIT]

CONTINUATION SHEET	REFERENCE NUMBER	Page	Of
	Contract No. 273-03-C-0045 Modification No. 4	2	3

NAME OF OFFEROR OR CONTRACTOR

Xenogen Biosciences

1.	The first option year of the Contract is hereby exercised to reflect a one-year period of performance for the period of September 25, 2005 through September 24, 2006.

2.	Fiscal Year 2006 (FY 06) funds in the amount of [***] for FY-06 are hereby obligated for the continuation of services of this Contract from September 25, 2005 through September 24, 2006.

3.	Section B, of the contract is hereby revised to allow the Contractor to deliver item/service at the fixed monthly unit price for Mouse Lines as specified below.

A. Section B, SCHEDULE OF SUPPLIES/SERVICES, IS hereby revised as follows:

1)	Option Year 1

	Item/Services	Quantity	Unit	Unit Price		Extended Total
a.	Mouse Lines	10	Ea.		[***]		[***]
b.	Change Order Charges	1	Lot	$	NTE 52,000	$	NTE 52,000
Total Amount for Option Year One:							[***]

2)	Option Year 2

	Item/Services	Quantity	Unit	Unit Price		Extended Total
a.	Mouse Lines	10	Ea.		[***]		[***]
b.	Change Order Charges	1	Lot	$	NTE 54,080	$	NTE 54,080
Total Amount for Option Year Two:							[***]

3)	Option Year 3

	Item/Services	Quantity	Unit	Unit Price		Extended Total
a.	Mouse Lines	10	Ea.		[***]		[***]
b.	Change Order Charges	1	Lot	$	NTE 66,243	$	NTE 56,243
Total Amount for Option Year Three:							[***]

CONTINUATION SHEET	REFERENCE NUMBER	Page	Of
	Contract No. 273-03-C-0045 Modification No. 4	3	3

NAME OF OFFEROR OR CONTRACT

Xenogen Biosciences

4.	Section C. of the Contract is hereby revised to incorporate the attached Statement of Work (Modified March 9, 2006), 4 pages, (Attachment no. 1) in to the contract in its entirety.

5.	The contract Period of Performance as identified in Contract Clauses, Addendum D. is hereby revised to reflect a two-year base award performance period and three option renewal periods.

6.	a. The expiration date of September 24, 2005 is hereby changed to September 24, 2006 by reason of this Modification.

b.	The Contract award amount of [***] as set forth in Modification no. 3, is hereby increased by [***] to [***] by reason of this Modification.

c.	The Contract obligated amount of [***] as set forth in Modification no. 3, is hereby increased by [***] to [***] by reason of this Modification.

Summary for Clarification Purposes:
	Awarded	Obligated

Prior to this Modification No. 4:	[***]	[***]
Changed per this Modification:	[***]	[***]

Current/New Totals:	[***]	[***]

END OF MODIFICATION

Attachment no. 1

Statement of Work (Modified March 9, 2006)

Introduction

The laboratory mouse is a necessary research model organism because of the fact that all members of a given strain can possess nearly identical genes. This features makes interpretation of environmental influences (such as pesticides, toxins, heavy metals) more easily detected and studied. The understanding of the genetic makeup of the mouse also allows for creation of specific mouse lines that lack specific genes, thereby allowing investigators to test for the role of those genes in a particular process or biochemical pathway. Such gene-defective, customized mouse lines are known colloquially in the field as “knock-out mice” because through use of detailed recombinant DNA methods, any desired mouse gene can be systematically deleted (i.e., “knocked out”) from the chromosomes of that mouse and all of is progeny.

Because the knockout techniques involve inherited gene alteration, traditional knockout lines have led to strains of mice in which the genes are congenitally deleted, that is, gone from the time of conception onward throughout life. This methodology, now over 15 years old, is a particularly powerful research tool for studying human genetic defect diseases such as “inborn errors of metabolism.” But the method suffers from two principal drawbacks. First, extremely severe gene defects may not be compatible with sustaining of life, and hence no viable mouse line can be developed bearing that gene defect. Secondly, because that gene is congenitally defective, the organism does not undergo normal development. Biochemical pathways and anatomical features of the normal adult may be absent or aberrant, thereby making the strain less than desirable as a model organism for an adult condition.

Recent advances in molecular biology now allow for creation of an elegant type of new mouse knockout, called “conditional knockouts”. These animals can bear a gene knockout that occurs only in specific tissues, and/or only at specific times in the animal’s life. This variant of the original knockout technology involves use of two separate mouse lines, one in which the gene to be knocked out is has been altered to contain at its boundaries two foreign DNA sequences called “Lox P sites”. These sites define the points in the gene at which a deletion (knockout) is desired. A gene that has been targeted with Lox P sites is said to be “Floxed.”

A second component of this method requires the participation of a second mouse strain, one in which a foreign gene encoding an enzyme called “CRE Recombinase” has been introduced. This enzyme has the unique ability to digest Lox P elements in DNA, thereby inactivating the Floxed gene. If the foreign CRE gene is expressed in only certain tissues in the mouse, or at only certain times of development, or only when a particular drug is given, the knocking-out of the Floxed gene can occur in a specific, pre-ordained way. Mouse strains that have “floxed” genes are perfectly normal until the CRE acts. Thus, for instance, adult-disease models, or acute liver-damage models can be created. These animal models are critical for next-generation genetic understanding of environmental influences upon human health.

The Institute’s scientists in the Division of Intramural Research have identified a set of mouse genes for which conditional knockout mouse lines will be especially valuable and critical to their carrying out the mission of the Institute. For this reason, the Scientific Director supports the initiative to obtain mouse lines bearing Floxed genes. Technology at NIEHS does not provide for this methodology in-house. Rather, commercial sources are set up to carry out the necessary steps for molecular biology, mouse embryology, and animal husbandry.

Scope of Work

The Contractor shall prepare mouse lines bearing Floxed genes. A prioritized list of 25 to 40 genes has been prepared, representing a broad opportunity for all Institute scientific groups to access this technology.

The Contractor shall initiate development of a minimum of one mouse line and a maximum of ten mouse lines in the first year. A sustained rate of delivery shall be maintained throughout the contract period and extensions. The Contractors shall carry out the following steps:

1. Prepare all necessary DNA vectors needed for Floxing specific mouse genes, in consultation with Institute scientists.

2. Lox P elements will be inserted into specific loci of mouse genes as defined in consultation with Institute scientists. Following the contractor’s own protocols, founder male mice will be derived that provide founder animals demonstrating germline transmission of said Floxed genes. The chosen methodology shall be of such a nature that no selection cassette is left behind. DNA vectors also may be constructed such that the gene of interest is inserted, i.e. knocked into the mouse line as directed in consultation with NIEHS investigators and the approval of the Project Officer.

3. The Contractor shall also provide suitable hybridization probe descriptions and representative examples to allow the NIEHS users to confirm satisfactory gene deletion following CRE recombinase activation in the offspring mice derived from breeding the founder males with females bearing CRE recombinase.

4. Finally, the founder animals shall be suitably free of pathogens to allow direct entry into the NIEHS Vivarium without need for re-derivation of the lines. Only mouse lines acceptable to NIEHS Vivarium shall be considered as deliverables. Mouse lines shall be prepared in a constant genetic background, to be defined by the Project Director in consultation with the Contractor.

5. In the event that Contractor proposes to use mouse lines of a proprietary nature, or its own variant lines not available as wild-type animals from other commercial sources, then Contractor shall provide founder lines of wild-type animals of the same genetic background to be used as gene-normal controls in subsequent experiments.

6. Institute scientists may, at the option of the Project Officer, re-prioritize or substitute genes into the work queue, up to the point at which the Contractor’ work on that specific gene has begun. Such work initiation shall mean any designing of primers, or subsequent laboratory steps. The compensation to the Contractor for this change is to be charged under the line item “Change Order Charges” at the set price negotiated with the contractor.

7. The Government Project Director may also require that work on a specific gene be terminated or re-prioritized after that gene’s project has begun. Such a termination shall be charged at a time-and-amount basis to be negotiated but shall be less than the cost of a completed knockout line. The compensation to the Contractor for this change is to be charged under the line item “Change Order Charges” at the set price negotiated with the contractor.

8. The Contractor may, at its option, request to retain commercial rights to sell founder animals derived from the NIEHS gene targeting project. Agreement to grant these rights shall be a part of the contract process and is not explicitly nor implicitly granted.

9. The NIEHS will have complete freedom to utilize the knockout lines for any public scientific purpose, and will have complete freedom to publish findings based upon these animals without conditions. Similarly, NIEHS will have complete freedom to distribute these mouse lines and/or any cells, tissues of other derivatives thereof, to any non-commercial scientific entity.

10. The Contractor shall initiate work on no less than one prioritized genes per year, staging the work in sequence such that up to ten genes shall have been initiated at the primer-construction stage by the end of the first year. Floxed mouse lines shall be targeted for delivery within one year following start of that line.

11. A three year period of work will initiate from 1 to 10 mouse lines per year, i.e., a minimum of three mouse lines to a maximum of thirty mouse lines shall be initiated during the three years. Payments upon completion of ongoing projects shall occur into a fourth year, but no new projects will be initiated during that period.

Confidential Treatment of Sensitive Information

The Contractor shall guarantee strict confidentiality of the information/data that it is provided by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of the information/data, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

Prioritization of Floxed Mouse Lines

All work requirements, i.e., prioritization of work, cancellation of work, re-prioritization of work, shall flow only from the Project Officer or in his absence from the Alternate Project Officer to the Contractor personnel.

Delivery to NIEHS

The delivery address of the National Institute of Environmental Health Sciences is:

National Institute of Environmental Health Sciences 111 T.W. Alexander Drive Research Triangle Park, NC 27709.

4